BLACKROCK FUNDSSM
BlackRock U.S. Opportunities Portfolio

SUPPLEMENT DATED FEBRUARY 18, 2011 TO THE PROSPECTUSES
EACH DATED JANUARY 28, 2011

Effective February 28, 2011, BlackRock U.S. Opportunities Portfolio (the “Fund”) will be closed to new investors. Existing shareholders may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the taxpayer identification number for the new account will be the same as that for a current account and (ii) 401(k), 403(b), 457 and other similar group retirement plan programs, certain discretionary wrap fee programs or model-based programs that have current accounts.

Shareholders should retain this Supplement for future reference.

ALL-PR-OPP-0211-SUP